Exhibit 99.2

RealPage, Inc.
IR Fact Sheet (as of July 30, 2020)

*Please read in conjunction with the Company's 10-K previously filed with the Securities and Exchange Commission on March 2, 2020 as well as the "Explanation of Non-GAAP Financial Measures".

	Q1 2018	Q2 2018	Q3 2018	Q4 2018	FY 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2020	Q2 2020	YTD2020
Revenue ($000's)
Total GAAP Revenue	$201,301	$216,252	$224,953	$226,974	$869,480	$234,306	$243,861	$255,202	$254,767	$988,136	$276,673	$285,607	$562,280
Growth %	32%	34%	33%	21%	30%	16%	13%	13%	12%	14%	18%	17%	18%

Acquisition-related deferred revenue	313	103	418	1,056	1,890	224	157	38	449	868	400	425	825
Total Non-GAAP Revenue	$201,614	$216,355	$225,371	$228,030	$871,370	$234,530	$244,018	$255,240	$255,216	$989,004	$277,073	$286,032	$563,105
Growth %	31%	33%	33%	21%	29%	16%	13%	13%	12%	13%	18%	17%	18%

GAAP On Demand Revenue	$193,300	$206,945	$215,413	$218,051	$833,709	$226,519	$235,185	$245,637	$246,235	$953,576	$268,471	$278,559	$547,030
Growth %	32%	34%	33%	21%	30%	17%	14%	14%	13%	14%	19%	18%	18%

Acquisition-related deferred revenue	313	103	418	1,056	1,890	224	157	38	449	868	400	425	825
Non-GAAP On Demand Revenue	$193,613	$207,048	$215,831	$219,107	$835,599	$226,743	$235,342	$245,675	$246,684	$954,444	$268,871	$278,984	$547,855
Growth %	32%	33%	33%	21%	29%	17%	14%	14%	13%	14%	19%	19%	19%

Professional and Other	$8,001	$9,307	$9,540	$8,923	$35,771	$7,787	$8,676	$9,565	$8,532	$34,560	$8,202	$7,048	$15,250

Expenses ($000's)
Cost of Revenue
GAAP View	$72,837	$81,942	$85,540	$88,063	$328,382	$90,194	$95,708	$98,783	$101,027	$385,712	$108,910	$110,713	$219,623
Stock-based expense	(835)	(1,168)	(1,146)	(1,254)	(4,403)	(1,331)	(1,447)	(1,425)	(1,401)	(5,604)	(2,010)	(2,257)	(4,267)
Organizational realignment	-	-	-	-	-	-	-	(125)	(16)	(141)	(198)	(255)	(453)
Asset impairment	-	-	-	-	-	-	-	-	(1,618)	(1,618)	-	-	-
Non-GAAP View	$72,002	$80,774	$84,394	$86,809	$323,979	$88,863	$94,261	$97,233	$97,992	$378,349	$106,702	$108,201	$214,903
Depreciation	(2,934)	(3,099)	(2,991)	(3,048)	(12,072)	(3,671)	(4,017)	(4,007)	(3,970)	(15,665)	(3,780)	(3,830)	(7,610)
Adjusted EBITDA View	$69,068	$77,675	$81,403	$83,761	$311,907	$85,192	$90,244	$93,226	$94,022	$362,684	$102,922	$104,371	$207,293

Product Development
GAAP View	$29,040	$30,771	$28,942	$29,772	$118,525	$29,897	$28,151	$27,866	$26,308	$112,222	$31,548	$31,433	$62,981
Stock-based expense	(2,163)	(2,645)	(2,520)	(2,595)	(9,923)	(2,480)	(2,016)	(1,948)	(1,715)	(8,159)	(1,937)	(1,629)	(3,566)
Organizational realignment	-	-	-	-	-	-	-	(316)	(84)	(400)	(233)	(465)	(698)
Non-GAAP View	$26,877	$28,126	$26,422	$27,177	$108,602	$27,417	$26,135	$25,602	$24,509	$103,663	$29,378	$29,339	$58,717
Depreciation	(1,338)	(1,557)	(1,381)	(1,391)	(5,667)	(1,651)	(1,632)	(1,540)	(1,527)	(6,350)	(1,512)	(1,566)	(3,078)
Adjusted EBITDA View	$25,539	$26,569	$25,041	$25,786	$102,935	$25,766	$24,503	$24,062	$22,982	$97,313	$27,866	$27,773	$55,639

Sales & Marketing
GAAP View	$37,680	$40,664	$43,179	$45,084	$166,607	$44,823	$49,120	$51,906	$48,113	$193,962	$54,657	$49,424	$104,081
Stock-based expense	(3,541)	(4,470)	(4,242)	(4,320)	(16,573)	(5,350)	(6,383)	(6,358)	(5,887)	(23,978)	(5,888)	(2,296)	(8,184)
Organizational realignment	-	-	-	-	-	-	-	(108)	(62)	(170)	(611)	(278)	(889)
Asset impairment	-	-	-	(2,720)	(2,720)	-	-	-	(363)	(363)	-	-	-
Non-GAAP View	$34,139	$36,194	$38,937	$38,044	$147,314	$39,473	$42,737	$45,440	$41,801	$169,451	$48,158	$46,850	$95,008
Depreciation	(1,228)	(1,366)	(1,069)	(1,289)	(4,952)	(1,506)	(1,566)	(1,573)	(1,572)	(6,217)	(1,619)	(1,670)	(3,289)
Adjusted EBITDA View	$32,911	$34,828	$37,868	$36,755	$142,362	$37,967	$41,171	$43,867	$40,229	$163,234	$46,539	$45,180	$91,719

General & Administrative
GAAP View	$27,090	$28,444	$30,036	$32,638	$118,208	$28,143	$28,310	$31,249	$35,354	$123,056	$40,528	$42,399	$82,927
Stock-based expense	(3,779)	(5,412)	(5,571)	(4,980)	(19,742)	(5,752)	(6,019)	(6,767)	(6,284)	(24,822)	(6,366)	(6,149)	(12,515)
Asset impairment and gain (loss) on disposal of assets	(942)	(156)	(341)	(574)	(2,013)	(286)	17	10	(296)	(555)	(12)	-	(12)
Loss due to cyber incident, net of recoveries	-	-	-	(4,952)	(4,952)	-	-	-	-	-	-	-	-
Acquisition-related income (expense)	(1,007)	(1,168)	(519)	257	(2,437)	(29)	(376)	(755)	(3,594)	(4,754)	(3,724)	(3,137)	(6,861)
Organizational realignment	-	-	-	-	-	-	-	(135)	(687)	(822)	(169)	(222)	(391)
Regulatory and legal matters	-	-	(78)	-	(78)	-	(352)	(215)	(898)	(1,465)	(359)	(2,150)	(2,509)
Non-GAAP View	$21,362	$21,708	$23,527	$22,389	$88,986	$22,076	$21,580	$23,387	$23,595	$90,638	$29,898	$30,741	$60,639
Depreciation	(1,376)	(1,484)	(1,504)	(1,423)	(5,787)	(1,646)	(1,499)	(1,388)	(1,424)	(5,957)	(1,460)	(1,500)	(2,960)
Other (income) expense	(51)	(66)	(58)	(34)	(209)	(1)	(212)	(27)	(354)	(594)	(170)	(437)	(607)
Adjusted EBITDA View	$19,935	$20,158	$21,965	$20,932	$82,990	$20,429	$19,869	$21,972	$21,817	$84,087	$28,268	$28,804	$57,072

Profitability ($000's)
GAAP Net Income (Loss)	$10,901	$8,479	$9,073	$6,272	$34,725	$11,272	$15,063	$11,704	$20,169	$58,208	$5,605	$11,301	$16,906
Acquisition-related deferred revenue	313	103	418	1,056	1,890	224	157	38	449	868	400	425	825
Depreciation, asset impairment, and loss on disposal of assets	7,818	7,662	9,286	10,445	35,211	8,760	8,697	8,498	10,769	36,724	8,383	8,566	16,949
Amortization of product technologies and intangible assets	16,384	17,623	18,684	19,017	71,708	19,350	20,302	20,759	20,353	80,764	25,191	25,778	50,969
Loss due to cyber incident, net of recoveries	-	-	-	4,952	4,952	-	-	-	-	-	-	-	-
Gain on change in fair value of equity investment	-	-	-	-	-	(2,600)	-	-	-	(2,600)	-	-	-
Acquisition-related expense (income)	1,007	1,168	519	(257)	2,437	29	376	755	3,594	4,754	3,724	3,137	6,861
Regulatory and legal matters	-	-	78	-	78	-	352	215	898	1,465	359	2,150	2,509
Interest expense, net	7,721	8,584	6,874	6,780	29,959	8,581	8,241	8,791	9,443	35,056	12,905	13,129	26,034
Income tax (benefit) expense	(301)	(189)	683	(618)	(425)	4,647	(822)	4,171	(5,646)	2,350	(2,501)	1,867	(634)
Organizational realignment	-	-	-	-	-	-	-	684	849	1,533	1,211	1,220	2,431
Stock-based expense	10,318	13,695	13,479	13,149	50,641	14,913	15,865	16,498	15,287	62,563	16,201	12,331	28,532
Adjusted EBITDA	$54,161	$57,125	$59,094	$60,796	$231,176	$65,176	$68,231	$72,113	$76,165	$281,685	$71,478	$79,904	$151,382

Non-GAAP On Demand Revenue Detail ($000's)
Property Management	$45,319	$46,522	$47,307	$47,826	$186,974	$49,914	$51,006	$52,591	$52,633	$206,144	$62,433	$60,245	$122,678
% of Total	24%	22%	22%	22%	22%	22%	22%	21%	21%	22%	23%	22%	22%
Y-O-Y growth	12%	12%	12%	11%	12%	10%	10%	11%	10%	10%	25%	18%	22%

Resident Services	$77,175	$85,329	$94,084	$93,865	$350,453	$96,804	$101,209	$110,315	$112,747	$421,075	$119,086	$129,167	$248,253
% of Total	40%	41%	44%	43%	42%	43%	43%	45%	46%	44%	44%	46%	45%
Y-O-Y growth	27%	32%	33%	24%	29%	25%	19%	17%	20%	20%	23%	28%	25%

Leasing and Marketing	$39,434	$42,845	$42,198	$42,882	$167,359	$44,401	$46,899	$45,761	$42,792	$179,853	$46,790	$47,846	$94,636
% of Total	20%	21%	19%	19%	20%	19%	20%	19%	17%	19%	18%	17%	17%
Y-O-Y growth	42%	46%	44%	14%	35%	13%	9%	8%	0%	7%	5%	2%	4%

Asset Optimization	$31,685	$32,352	$32,242	$34,534	$130,813	$35,624	$36,228	$37,008	$38,512	$147,372	$40,562	$41,726	$82,288
% of Total	16%	16%	15%	16%	16%	16%	15%	15%	16%	15%	15%	15%	15%
Y-O-Y growth	78%	61%	59%	42%	59%	12%	12%	15%	12%	13%	14%	15%	15%

Non-GAAP On Demand Revenue Detail ($000's)
Subscription	$169,687	$179,082	$189,458	$196,799	$735,026	$201,943	$207,209	$218,536	$222,988	$850,676	$240,589	$249,444	$490,033
% of Total	88%	86%	88%	90%	88%	89%	88%	89%	90%	89%	89%	89%	89%
Y-O-Y growth	26%	27%	24%	24%	25%	19%	16%	15%	13%	16%	19%	20%	20%

Transactional	$23,926	$27,966	$26,373	$22,308	$100,573	$24,800	$28,133	$27,139	$23,696	$103,768	$28,282	$29,540	$57,822
% of Total	12%	14%	12%	10%	12%	11%	12%	11%	10%	11%	11%	11%	11%
Y-O-Y growth	90%	97%	172%	2%	72%	4%	1%	3%	6%	3%	14%	5%	9%

Annual Contract Value ($000's)
Non-GAAP On Demand Annual Customer Value	$779,446	$837,897	$886,747	$876,637		$912,060	$942,436	$990,800	$1,039,588		$1,085,034	$1,118,074
Total ACV Growth (QTD)	31%	29%	25%	17%		17%	12%	12%	19%		19%	19%
Unit Trend (000's)
On Demand Units - Ending	13,173	15,531	16,073	16,219		16,401	16,505	16,779	18,475		18,808	18,880
Average Unit Renewal Rate
Average Renewal Rate (8 quarters)	96.2%	96.4%	96.6%	96.9%		97.1%	97.3%	97.3%	97.1%		96.9%	96.7%
RPU
Non-GAAP On Demand RPU (QTD) (whole $)	$59.17	$53.95	$55.17	$54.05		$55.61	$57.10	$59.05	$56.27		$57.69	$59.22
Top ACV / RPU
Top 100 ACV ($000's)	$319,642	$336,943	$359,144	$366,111		$370,092	$378,566	$399,613	$405,617		$412,794	$415,474

Top 100 ACV RPU	$85.64	$69.48	$68.61	$68.24		$68.96	$70.71	$70.38	$71.85		$71.86	$73.88

Top 50 RPU Clients RPU	$201.45	$212.30	$222.23	$225.31		$230.29	$228.00	$247.16	$242.35		$243.78	$244.21

Headcount
Total Ending RP Headcount	5,664	5,958	6,149	6,267		6,330	6,539	6,736	7,085		7,287	7,433

Total International Headcount (included above)	2,454	2,558	2,618	2,686		2,773	2,925	3,110	3,195		3,312	3,435
% International Headcount	43%	43%	43%	43%		44%	45%	46%	45%		45%	46%